UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2004

                             CREATIVE BAKERIRES, INC.
                             ------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

         NEW YORK                        1-13984                   13-382215
(STATE OR OTHER JURISDICTION)   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
    OF INCORPORATION)                                          IDENTIFICATION)

                     20 PASSAIC AVENUE, FAIRFIELD, NJ 07004
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 808-9292

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On November 17, 2004, the Registrant's (the "Company") certified accountants, Zeller, Weiss & Kahn LLP ("Zeller") informed the Company that they had resigned.

      Zeller was previously appointed as the Company's certifying accountants on January 1, 1997. Zeller's reports on the financial statements of the Company for its fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Zeller on the financial statement of the Company for its fiscal years ended December 31, 2003 and 2002 included the following separate paragraph:

      "The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company incurred significant losses from continuing operations for the years ended December 31,2003 and 2002 and as of December 31,2003 has a working capital deficiency in the amount of $493,733, which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are discussed in the noted to the financial statements. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty."

      During the time reports were issued and the interim period in which Zeller served as the Company's certifying accountants there were no disagreement(s) with Zeller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Zeller, would have caused Zeller to make reference to the subject matter of such disagreement(s) in connection with its audit report

      The Company has provided Zeller with a copy of the disclosures contained herein and requested Zeller to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Zeller agrees with the above statements, and if not, the respects in which it does not agree.

      The letter as requested from Zeller, Weiss & Kahn LLP was not available at the time of filing and will be provided by amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 22, 2004
                                          Creative Bakeries, Inc.
                                          -----------------------
                                          (Registrant)


                                          /s/ Ronald Schutte
                                          -------------------------------------
                                          Ronald Schutte
                                          Chief Executive Officer and President